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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
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     Check the appropriate box:
         [ ] Preliminary Proxy Statement           [ ] Confidential, For Use of the Com-
                                                       mission Only (as permitted by
                                                       Rule 14a-6(e)(2))
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [X] Soliciting Material Under Rule 14a-12
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                             SPATIAL TECHNOLOGY INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules. 14a-6(i)(1) and
        0-11.
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       (1) Title of each class of securities to which transaction applies:
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       (2) Aggregate number of securities to which transaction applies:
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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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       (4) Proposed maximum aggregate value of transaction:
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       (5) Total fee paid:
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    [ ] Fee paid previously with preliminary materials.
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          Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
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       (2) Form, Schedule or Registration Statement No.:
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       (3) Filing Party:
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       (4) Date Filed:
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FOR IMMEDIATE RELEASE

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SPATIAL INC. CONTACT:                                         SPATIAL INC. PUBLIC RELATIONS CONTACT:
Rachael Dalton-Taggart, PR Director                           Matt Otepka, Metzger Associates
(303) 544-2986, rachael.taggart@spatial.com                   (303) 786-7000, matt@metzger.com

SPATIAL INC. INVESTOR RELATIONS CONTACT:
Geoff High, Pfeiffer Public Relations
(303) 393-7044, geoff@pfeifferpr.com
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PRESS RELEASE

                  SPATIAL ANNOUNCES ANNUAL STOCKHOLDER MEETING

BOULDER, CO: October 17, 2000. Spatial Inc. (AMEX-STY), a leading developer of Web-hosted engineering application services and solutions and component 3D modeling technology, today announced that its 2000 Annual Meeting of stockholders' will be held at 10:00 a.m. Mountain Time on Thursday, November 9, 2000, at the principal executive offices of Spatial located at 2520 55th Street, Suite 200, Boulder, Colorado. The record date for determining stockholders entitled to vote at the annual meeting was October 2, 2000.

The Board of Directors approved the following proposals to be presented to the stockholders at the Annual Meeting:

     o Approval of the sale of Spatial's component software division to Dassault Systemes.
     o Approval of the issuance of 555,556 shares of Spatial common stock to Dassault Systemes for a purchase price of $2,000,000.
     o Approval of an amendment to Article I of the Spatial's certificate of incorporation to change the company's name from Spatial Technology Inc. to PlanetCAD, Inc.
     o Election of seven directors to serve for the ensuing year and until their successors are elected and qualified.
     o   Approval of the Spatial 2000 Employee Stock Incentive Plan.
     o Ratification of the selection of KPMG LLP as independent auditors of Spatial for the fiscal year ending December 31, 2000.
     o Transaction of any other business as may properly come before the meeting.

Important Notice

All stockholders of Spatial are urged to read the company's proxy statement relating to the 2000 Annual Meeting when it becomes available because it will contain important information about the proposals described in this press release. Spatial's definitive proxy materials will be sent to its record holders as soon as practicable and mailing is expected to be completed on October 20, 2000. Spatial's definitive proxy materials are available free of charge at the Securities and Exchange Commission's website (www.sec.gov). Copies of Spatial's notice of meeting and proxy statement are available free of charge by contacting the Office of the President at 303-544-2900.


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ABOUT SPATIAL INC.

Spatial's Component Business Division provides the world's most widely used 3D solid modeling, visualization, and 3D data translation and healing interoperability solutions that enhance software functionality and shorten product time-to-market.

Spatial's flagship product, the ACIS(R) 3D modeling kernel is the de facto 3D solid modeling standard, which dominates the CAD/CAM/CAE market worldwide. ACIS has been adopted by more than 595 licensees and is the foundation of over 225 applications used by engineers and designers worldwide. Spatial's IntraVISION Software Developer's Kit is an OEM version of its industry-leading commercial IntraVISION enterprise-wide 2D/3D viewing solution offering access to view, markup, measure and convert a variety of product data file formats. The combination of products and services developed by Spatial allow licensees and end users to capitalize on the improved integrity, advanced interoperability and rapid distribution of their design data, dramatically improving time-to-market and product development cycles across the digital manufacturing supply chain.

Spatial Inc. is headquartered in Boulder, Colorado, USA and has offices in Germany, France, Japan and the United Kingdom. For more information, visit Spatial's Web site at http://www.spatial.com or call (303) 544-2900.

ABOUT PLANETCAD

Spatial's PlanetCAD division develops and delivers Web-hosted and enterprise-based application services, e-commerce sites and portals for streamlining engineering data interchange throughout the digital manufacturing supply chain. PlanetCAD's application services include the PrescientQA design-quality engineering software suite, which reduces costly design errors, accelerates time-to-market, and improves the product development process; 3Dshare.com(TM) (www.3dshare.com), which provides online translation and repair of 3D CAD models to streamline the flow of engineering data between organizations regardless of the installed CAD systems; and Bits2PARTS.com(TM) (www.bits2parts.com), an e-commerce service that streamlines the communication and data transmission process between manufacturers and rapid prototyping service bureaus across the Web. For more information, visit www.planetcad.com, or call (888) 319-0871.

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Spatial Technology Inc., 3Dshare.com, 3Dpublish.com, Bits2Parts.com, and
PlanetCAD are trademarks. PrescientQA SAT, ACIS and IntraVISION are registered trademarks of Spatial Technology Inc. All other products are trademarks of their respective owners.